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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) September 30, 2002

                         Commission File Number 0-23252

                            IGEN INTERNATIONAL, INC.

                           (Exact name of registrant)



                               Delaware 94-2852543

           (State of organization) (I.R.S. Employer Identification No)



               16020 Industrial Drive, Gaithersburg Maryland 20877

              (Address of principal executive offices and zip code)



                                 (301) 869-9800

                         (Registrant's telephone Number)



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Item 9.           REGULATION FD DISCLOSURE

         On September 30, 2002, Richard J. Massey, Ph.D., President & Chief Operating Officer, filed a Form 4 with the U.S. Securities and Exchange Commission disclosing that he has sold 140,000 shares of common stock of the Company. The Form 4 also reported that Dr. Massey, following the sale of these shares, holds directly 875,716 shares of common stock in the Company.

         These sales were made on behalf of Dr. Massey pursuant to a plan adopted under Rule 10b5-1 on September 23, 2002 covering 319,800 shares at a limit price of not less than $30.00. Dr. Massey has advised the Company that he will be using a portion of the proceeds to be received from the sale of stock under the Rule 10b5-1 plan to pay state and federal taxes associated with prior exercises of stock options, to repay a loan in the principal amount of $1,649,000 previously extended to him by the Company and to pay for other financial obligations.





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                                   Signatures

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        IGEN International, Inc.

                                        By: /s/ George V. Migausky
                                        --------------------------
                                        George V. Migausky
                                        Vice President Chief Financial Officer


Dated:   September 30, 2002